UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 4, 2026
Date of Report (Date of earliest event reported)
InTest Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36117	22-2370659
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)
  (856) 505-8800
(Registrant's Telephone Number, including area code)
  N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 1.01. Entry into a Material Definitive Agreement
The information set forth in Item 2.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.
Item 2.02.    Results of Operations and Financial Condition.
On May 5, 2026, InTest Corporation (the “Company”) issued a press release regarding its financial results for the first quarter and year ended March 31, 2026.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
As previously disclosed, the Company entered into an Amended and Restated Loan and Security Agreement (the “Original Credit Agreement”) with M&T Bank (“M&T”) on October 15, 2021. The Original Credit Agreement was amended by the Joinder and Amendment to Amended and Restated Loan and Security Agreement, dated October 28, 2021, the Joinder and Second Amendment to Amended and Restated Loan and Security Agreement, dated December 30, 2021, the Third Amendment to Amended and Restated Loan and Security Agreement, dated September 20, 2022, the Fourth Amendment to Amended and Restated Loan and Security Agreement, dated May 2, 2024, the Joinder and Fifth Amendment to Amended and Restated Loan and Security Agreement, dated December 18, 2024, and the Sixth Amendment to Amended and Restated Loan and Security Agreement, dated August 5, 2025, (collectively and together with the Original Credit Agreement, the “Credit Agreement”).
On May 4, 2026, the Company and M&T further amended the Credit Agreement by entering into a Seventh Amendment to Amended and Restated Loan and Security Agreement, effective as of April 30, 2026 (the “Amended Credit Agreement”). Under the Amended Credit Agreement, (i) the period during which the Company may request advances under the term loan facility is extended until August 28, 2026, (ii) inTEST Silicon Valley Corporation has been removed as a Guarantor (as defined in the Amended Credit Agreement), and (iii) the term “Guarantor” has been amended to remove reference to inTEST Silicon Valley Corporation.
The Amended Credit Agreement is filed as Exhibits 10.1 to this Current Report and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
10.1
Seventh Amendment to Amended and Restated Loan and Security Agreement, dated April 30, 2026, among InTest Corporation, Ambrell Corporation, inTEST EMS, LLC, Temptronic Corporation, Videology Imaging Corporation, Acculogic Ltd., Acculogic Inc., Alfamation US, Inc. and M&T Bank.

99.1	2026 First Quarter Results Press Release dated May 5, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.
__________________________________________________________________________

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InTest CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary
Date:   May 5, 2026